POWER OF ATTORNEY

I,                     /s/ Susan E. Artmann              , Trustee of the First Investors Equity Funds, First Investors Income Funds, First Investors Life Series Funds and First Investors Tax Exempt Funds, each a Delaware statutory trust (collectively, the “Trusts”), hereby constitute and appoint Mary Carty, Mary Najem and Carol Lerner Brown, each of them, with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 18th day of April, 2018.

/s/ Susan E. Artmann
Susan E. Artmann, Trustee

POWER OF ATTORNEY

I,                     /s/ Mary J. Barneby                  , Trustee of the First Investors Equity Funds, First Investors Income Funds, First Investors Life Series Funds and First Investors Tax Exempt Funds, each a Delaware statutory trust (collectively, the “Trusts”), hereby constitute and appoint Mary Carty, Mary Najem and Carol Lerner Brown, each of them, with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 18th day of April, 2018.

/s/ Mary J. Barneby
Mary J. Barneby, Trustee

POWER OF ATTORNEY

I,                     /s/ Charles R. Barton, III                     , Trustee of the First Investors Equity Funds, First Investors Income Funds, First Investors Life Series Funds and First Investors Tax Exempt Funds, each a Delaware statutory trust (collectively, the “Trusts”), hereby constitute and appoint Mary Carty, Mary Najem and Carol Lerner Brown, each of them, with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 18th day of April, 2018.

/s/ Charles R. Barton, III
Charles R. Barton, III, Trustee

POWER OF ATTORNEY

I,                        /s/ Arthur M. Scutro, Jr.                 , Trustee of the First Investors Equity Funds, First Investors Income Funds, First Investors Life Series Funds and First Investors Tax Exempt Funds, each a Delaware statutory trust (collectively, the “Trusts”), hereby constitute and appoint Mary Carty, Mary Najem and Carol Lerner Brown, each of them, with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 18th day of April, 2018.

/s/ Arthur M. Scutro, Jr.
Arthur M. Scutro, Jr., Chairman of the Board and Trustee

POWER OF ATTORNEY

I,                        /s/ Mark R. Ward                    , Trustee of the First Investors Equity Funds, First Investors Income Funds, First Investors Life Series Funds and First Investors Tax Exempt Funds, each a Delaware statutory trust (collectively, the “Trusts”), hereby constitute and appoint Mary Carty, Mary Najem and Carol Lerner Brown, each of them, with the power to act without any other and with full power of substitution, my true and lawful attorney with full power to sign for me in my capacity as Trustee for the Trusts any Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any amendments thereto of the Trusts and all instruments necessary or desirable in connection therewith, hereby ratifying and confirming my signature as it may be signed by said attorney to any and all amendments to said Registration Statements.

Pursuant to the requirements of the Securities Act of 1933, as amended, this instrument has been signed below by the following in my capacity and on the 18th day of April, 2018.

/s/ Mark R. Ward
Mark R. Ward, Trustee